                                                                    Exhibit 10.5

                                     LEASE

This Lease is made as of September 21, 1998, by and between Potter Production Corporation, a Minnesota corporation ("Landlord") and Spectrum Control, Inc. a Pennsylvania corporation ("Tenant") (the "Lease").

                                   ARTICLE I

                       Lease of Property, Term of Lease

1.01 Property. Landlord hereby leases to Tenant, subject to the covenants,
     --------
     agreements, terms, provisions, conditions and limitations set forth herein, all of which Tenant covenants and agrees to perform, and Tenant hereby leases, (i) that certain real property located in the Town of Wesson, County of Copiah, State of Mississippi, and commonly described as 3004 Highway 51 North, and the building located therein, including any leasehold improvements within, containing approximately _________ square feet (the "Building") and the land on which the Building is located (the "Land"), all as more particularly described in Exhibit A and made a part hereof (the "Property").

1.02 Initial Term. The Lease term shall commence as of the date above written
     ------------
     (the "Commencement Date") and continue for a period of six months until March 21, 1999 (the "Expiration Date"), unless sooner terminated as hereinafter provided (the "Initial Term").

1.03 Landlord's Reserved Right to Market Property. Landlord shall retain the
     --------------------------------------------
     right to market the Property for sale or lease during the Initial Term at any time after January 31, 1999. In the event Landlord enters an agreement with a third party for the sale or lease of the Property on terms providing for occupancy prior to September 21, 1999, Landlord shall have the right to provide Tenant with sixty days written notice to vacate the Property. In such case, the Lease shall terminate effective as of the date specified in the notice to vacate and Tenant shall be obligated only to pay all Base Rent and any other sums due with respect to the period of Tenant's occupancy.

1.04 Renewal Term. Provided that Landlord has not entered an agreement for the
     ------------
     sale or lease of the Property as of the Expiration Date and further provided that Tenant shall not be in default under any of the terms or conditions of the Lease, Tenant may renew and extend the term of this Lease on a month to month basis on the terms and conditions contained herein.
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                                      -2-

                                  ARTICLE II

                                     Rent

2.01 Base Rent. Tenant covenants and agrees to pay a monthly Base Rent, payable
     ---------
     in advance, commencing on the Commencement Date and continuing on the first day of each and every month thereafter for the next succeeding months during the balance of the Initial Term in the amount of Twenty-two thousand five hundred dollars ($22,500). Base Rent shall be payable in advance, without notice or demand. In the event the first or last month of the Initial Term is not a full calendar month, the Base Rent installment for that month shall be prorated and adjusted accordingly.

2.02 Operating Expenses. During the Initial Term and any Renewal Term of this
     ------------------
     Lease, Tenant shall be solely and directly responsible for payment of all operating expenses incurred with respect to Tenants use, maintenance, repair, and care of the Property, including , without limitation, cleaning, trash removal, striping and restriping, and sealing or resurfacing the parking areas, policing/protection, lawn and landscaping costs, insurance premiums, wages and fringe benefits of the personnel employed for such work, costs of equipment purchased and used for such purposes, water and sewage charges, cost to operate and maintain heating and air conditions systems, cost of electricity and other utilities.

2.03 Insurance. Tenant shall be named as an additional insured on the insurance
     ---------
     required to be obtained by Landlord hereunder and shall reimburse Landlord on a monthly prorata basis for any premium applicable to the Term of this Lease.

2.04 Taxes. Tenant shall be solely responsible for payment of any and all taxes,
     -----
     including without limitation, real property taxes payable in any year during the term of this Lease, levied or imposed with respect to the Property (excluding any income taxes payable by Landlord with respect to the Property) during the Initial Term or any Renewal Term. Such payment by Tenant shall be in equal monthly installments representing 1/12 of the taxes and installments of special assessments due and payable in any such year; provided that, upon Landlord's receipt of the tax statement for any tax year, Landlord shall send to Tenant a statement for, and Tenant shall pay, within thirty (30) days of receipt thereof, any amount due for any monthly periods occurring within such tax year prior to the date the Landlord receives such tax statement, if such amount exceeds the payments made by Tenant for such monthly periods.

2.05 Payments Constitute Rent. All Base Rent and other payments provided for in
     ------------------------
     this Lease shall constitute rent payable hereunder with the same effect as if the same were the Base Rent reserved and provided for herein and, in the event of non-payment by Tenant
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                                      -3-

     of any such amounts when due according to the terms of this Lease, Landlord shall have the same rights and remedies in respect thereof as Landlord shall or may have in respect of the Base Rent herein reserved.

2.06 Payment of Rent. All payments of Base Rent and other payments, required to
     ---------------
     be made to Landlord shall be in lawful money of the United States of America and shall be paid to Landlord at the address indicated in Section______________or to such other person or persons and/or at such other place or places as Landlord may designate from time to time in writing. Landlord may assign to others revocably or irrevocably, the right to receive all or part of said Base Rent and other payments, but such assignee shall not by virtue of such an assignment be or become Landlord hereunder

2.07 No Offset. Base Rent and other payments required to be made to Landlord
     ---------
     hereunder shall be paid without setoff or deduction whatsoever. Any claims not released hereunder which Tenant may have against Landlord may be pursued only in an independent action against the Landlord.

                                  ARTICLE III

                                      Use

3.01 Use. Absent the Landlord's prior written consent to an alternative use, the
     ---
     Property shall be used and occupied by Tenant solely for the purpose of conducting and operating a general manufacturing business, and uses reasonably incident thereto. Regardless of the nature of Tenant's specific use of the Property, the Property shall at all times be used and occupied in compliance with all laws, ordinances and governmental regulations applicable to Tenant's use and occupancy. The Property shall not be used in such manner that, in accordance with any requirement of law or of any public authority, Landlord shall be obliged on account of the purpose or manner of said use to make any addition or alteration to or in the Building. Tenant shall occupy the Property, conduct its business and control its agents, employees, invitees and visitors in such a way as is lawful.

                                  ARTICLE IV

                             Environmental Matters

4.01 Definitions.  As used in this Lease the following terms shall have the
     -----------
following meanings:

     (a)  "Claims" shall mean:
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                                      -4-

          (1) any and all suits, demands, actions, fines, penalties, claims, enforcement, clean-up, removal, closure plans, contribution or other actions or proceedings, liens, or other claims by any Governmental Entity now or at any time from and after the Commencement Date threatened, instituted or claimed;

          (2) any and all claims, liabilities, costs, expenses, damages, attorneys' fees, experts' fees, costs or expenses arising in connection with any death or injury to any person or damage to any property;

          (3) any and all personal injury, property damage, nuisance, tort, or other claims, actions, or demands arising on or after the Commencement Date brought at any time by any third parties; and

          (4) any and all other judgments, claims, losses, damages, liabilities, deficiencies, injunctions, attorneys fees, experts' fees, costs or expenses imposed, threatened, paid or incurred at any time from and after the Commencement Date arising out of Tenant's use of the Property, whether foreseeable or unforeseeable, suspected or unsuspected, conditional or unconditional.

     (b) "Environmental Laws" shall mean the Comprehensive Environmental Response, Compensation and Liability Act, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 U. S. C. Section 9601,et. seq.; the Resource Conservation and Recovery Act, 42 U. S. C.
          Section 6901, et. seq.; the Hazardous Materials Transportation Act, 49 U.S. C. 1802, et. seq.; the Toxic Substances Control Act, 15 U. S. C.
          Section 2601, et. seq.; the Federal Water Pollution Control Act, 33 U. S.C. 1251, et. seq.; the Clean Water Act, 33 U. S. C. Section 1321, et. seq.;the Clean Air Act, 42 U. S. C. Section 7401, et. seq.; the Minnesota Environmental Response and Liability Act, Minn. Stat. 115B.01, et. seq.; the Minnesota Petroleum Tank Release Cleanup Act, Minn. Stat.115C. 01, et. seq.; and any other federal, state, county, municipal, local or other statute, law, ordinance, rule, or regulation which may relate to or deal with human health or the environment, all as may be from time to time amended or subsequently enacted.

     (c) "Governmental Entity" shall mean any local, state, federal, foreign, or international governmental authority, agency, or entity, including, but not limited to, any court, tribunal, or panel.

     (d) "Hazardous Substance Activity" shall mean the generation, possession, transportation, transfer, recycling, storage, use, treatment, manufacture,
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                                      -5-

          investigation, removal, remediation, release, exposure of others to, sale, distribution, or disposal (including, but not limited to, landfilling, incineration, abandonment, evaporation, or dilution) of any Hazardous Substance or any product containing a Hazardous Substance.

     (e) "Hazardous Substances" shall mean any material or substance which is defined or included in the definition of a hazardous or toxic material, substance or waste, or a pollutant or contaminant, pursuant to any Environmental Law.

     (f) "Remedial Action" shall mean and include the soil and groundwater contamination clean-up activities currently in progress on the Property as approved and ordered by the Mississippi Department of Environmental Quality ("MDEQ"), any modifications or amendments thereto subsequently approved or ordered by the MDEQ, the United States Environmental Protection Agency ("EPA"), or any other governmental authority.

4.02 Compliance With Environmental Laws. Tenant agrees that from and after the
     ----------------------------------
     Commencement Date, Tenant shall conduct all Hazardous Substance Activity in material compliance with Environmental Laws and shall provide sufficient personnel and resources to assure that the conduct of its business complies with all Environmental Laws.

4.03 Reports. At Tenants expense, Tenant will comply with any periodic reporting
     -------
     requirements arising after the Commencement Date concerning Hazardous Substance Activity of the Tenant. If required, Tenant shall file reports on any such Activities with the appropriate Governmental Entity. If, at any time during the Term of this Lease, any Governmental Entity should request a report on any Hazardous Substances Tenant has used, stored or disposed of on or from the Property, Tenant will either cause said report to be made as soon as possible at its own cost and expense, or, if not made within thirty
     (30) days of Landlord's request for the same, will reimburse Landlord, as Additional Rent, for Landlord's cost of obtaining said report.

4.04 Permits. Tenant shall obtain, at Tenant's expense, all approvals, whether
     -------
     in the form of a license, permit, certification, or other authorization, required by any Governmental Entity with respect to Hazardous Substance Activity, maintain all such required approvals for the duration of the Lease Term, and provide such evidence of such continuing compliance as required of Tenant and as Landlord may from time to time request. Landlord shall cooperate with any reasonable request for assistance by Tenant with respect to any documentation necessary in connection with such permits.

4.05 Removal of Storage Tanks. Upon the request of Landlord, at the expiration
     ------------------------
     of this Lease, Tenant shall remove, at Tenant's expense, any tanks for storage of Hazardous Substances installed by Tenant in compliance with all Environmental Laws.
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                                      -6-

4.06 Entry By Landlord. In the event that, at any time during the Initial Term
     -----------------
     or any Renewal Tenn of this Lease, landlord has reason to believe that a release of a Hazardous Substance has occurred or is threatened, Landlord may enter the Property immediately and take whatever action it reasonably believes is necessary to prevent the threatened release or otherwise comply with applicable Environmental Laws; provided that, such action/intervention by Landlord shall not constitute a waiver of Tenant's obligation to use the Property in compliance with Environmental Laws, indemnify Landlord with respect to any breach of said obligations, and bear any and all costs and expenses incurred in connection with such compliance.

4.07 Landlord Right of Access. Tenant agrees to permit Landlord, its employees
     ------------------------
     and authorized representatives of the Landlord to enter the Property at such times and upon reasonable notice as may be reasonably necessary in connection with the conduct of the Remedial Action.

4.08 Indemnification by Tenant
     -------------------------

     (a) Tenant will assume all responsibility for any and all of the following which occur during the period of Tenant's use, occupancy, or Lease of the Property (regardless of when discovered): (i) all Hazardous Substances introduced on the Property by Tenant; and (ii) all Hazardous Substance Activities conducted by Tenant or occurring on the Property in connection with Tenant's operation of its business.

     (b) Tenant agrees to absolutely indemnify, defend and hold Landlord and its officers, directors, employees and agents from and against any actual or threatened Claims which arise from, in connection with, or as a result of (i) any Hazardous Substance Activity conducted by Tenant in connection with its operation of its business after the Commencement Date or (ii) any Hazardous Substance used, stored, or otherwise introduced on, in or under the Property in connection with the conduct of its business after the Commencement Date.

4.09 Indemnification by Landlord.
     ---------------------------

     (a) Landlord will assume all responsibility for (i) all Hazardous Substances existing on the Property prior to the Commencement Date and
          (ii) all Hazardous Substance Activities conducted or occurring on the Property or in connection with conduct of business by Landlord prior to the Commencement Date, whether discovered before or after the Commencement Date.

     (b) Landlord will indemnify and hold harmless Tenant from and against any actual or threatened Claims which arise from, in connection with or as a result of (i) any Hazardous Substance Activity conducted on the Property or in connection with its
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                                      -7-

          conduct of business prior to the Commencement Date or (ii) any Hazardous Substance used, stored, or otherwise introduced on, in or under the Property or in connection with the conduct of its business prior to the Commencement Date. This indemnification obligation shall not be effective to the extent any Claims are caused by or arise from any action or failure to act by Tenant after the Commencement Date.

     (c) Landlord's liability for indemnity to Tenant under this Lease is subject to the limitation that any and all Claims for which Tenant seeks indemnity from Landlord must have been made against Tenant or Landlord before11:59 p.m. Central Daylight Time on the fifth anniversary of the Commencement Date or recovery against Landlord for such Claims shall be forever barred; provided that, this termination of Landlord's indemnification obligation shall not apply to the extent Tenant is able to prove that both (i) the Claim arises from contamination which occurred prior to the Commencement Date by a Hazardous Substance, and (ii) Tenant has not used the same Hazardous Substance in its conduct of business after the Commencement Date.

4.10 Operating Costs of Remedial Action. Landlord shall be solely responsible
     ----------------------------------
     for any operating costs, including without limitation, utility costs, incurred in connection with the conduct of the Remedial Action.

                                   ARTICLE V

                        Maintenance/Repair/Alterations

5.01 Care of Property.
     ----------------

     (a)  General Maintenance. Tenant shall, at all times throughout the Lease
          -------------------
          Term, and at its sole expense, keep and maintain the Property in a clean, safe and sanitary condition and in compliance with all Environmental Laws and other laws, codes, ordinances, rules, and regulations applicable to Tenant's use and occupancy. Tenant shall make all non-structural repairs to the Building, interior and exterior, including, but not limited to, repair of all lighting and plumbing fixtures and equipment, fixtures, motors and machinery, heating, and air conditioning fixtures, equipment and systems, parking, sidewalks, and landscaped areas, all interior walls, partitions thereof, all exterior entrances, windows, doors and docks and the replacement of all broken glass, signs, all outside maintenance of the Property, including grounds and parking areas, and repair and maintenance of the exterior of the Building. All such repairs by Tenant shall be equal in quality and class to the original work. Tenant shall keep and maintain all portions of the Property in a clean and orderly condition.
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                                      -8-

     (b)  Repairs by Landlord. Upon reasonable notice from the Tenant, Landlord
          -------------------
          shall repair, at its expense, the structural portions of the Building; provided, however, where structural repairs are required to be made by reason of the acts of Tenant, the costs thereof shall be borne by Tenant and payable by Tenant to Landlord within thirty days of request by Landlord.

5.02 Capital Improvements. Landlord shall make all capital improvements and
     --------------------
     replacements to the Building as required by applicable laws, rules, regulations and statutes on this Lease to maintain the Building suitable for general occupancy.

5.03 Alterations.
     -----------

     (a) Tenant shall not make any alteration, additions, or improvements in or to the Property or add, disturb or in any way change any plumbing or wiring therein without the prior written consent of the Landlord, which consent shall not be unreasonably withheld.

     (b) As required pursuant to Article V, Tenant shall make any alterations required in order to obtain or maintain compliance with any Environmental Laws and in addition shall make any alterations required by other laws, rules, regulations or statutes arising out of Tenant's use and occupancy of the Property. Prior to commencement of any such alterations, Tenant shall obtain Landlord's approval of plans and specifications therefore and furnish such indemnification as Landlord may reasonably require against liens, costs, damages and expenses arising out of such alterations.

     (c) Alterations or additions by Tenant must be built in material compliance with all Environmental Laws and other laws, ordinances and governmental regulations affecting the Property and Tenant shall warrant to Landlord that all such afterations, additions, or improvements shall be in strict compliance with all relevant Environmental Laws, other laws, ordinances, governmental regulations, and insurance requirements.

     (d) Construction of alterations or additions shall commence only upon Tenant obtaining and exhibiting to Landlord the requisite approvals, licenses and permits and indemnification against liens.

     (e) All alterations, installations, physical additions or improvements to the Property made by Tenant shall at once become the property of Landlord and shall be surrendered to Landlord upon the termination of this Lease. All movable equipment or furniture owned by Tenant shall remain the property of Tenant and shall be removed by Tenant at the end of the term provided that Tenant repairs all
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                                      -9-

          damage, including without limitation, any structural damage caused by the removal. Notwithstanding the foregoing, Tenant shall be entitled to all tax benefits and attributes of any alteration, installation, physical condition or improvement installed on or about the Property at Tenants expense, including all depreciation and investment tax credits applicable thereto. Upon demand, Landlord shall execute any document reasonably required by Tenant to evidence its ownership of the same and/or its rights to tax benefits with respect thereto. In the event that any item of equipment which was located in the Building as of the commencement date of this Lease is difficult to remove without causing some damage to the Building, Landlord and Tenant shall mutually agree on the method of removal and allocation of any cost incurred in connection with the removal and/or repair of any damage so caused.

     (f)  All alterations by Tenant hereunder shall be at Tenants expense.

5.04 Signs. Any sign, lettering, picture or notice of advertisement installed on
     -----
     or in any part of the Property and visible from the exterior of the Property, shall be approved by Landlord and installed by Tenant at Tenant's expense. In the event of a violation of the foregoing by Tenant, Landlord may remove the same without any liability and may charge the expense incurred by such removal to Tenant.

                                  ARTICLE VI

                          Possession/Quiet Enjoyment

6.01 Possession/Condition of Property. Except as hereinafter provided, Landlord
     --------------------------------
     shall deliver possession of the Property in the condition required by this Lease on or before the Commencement Date. As of the Commencement Date the Building, including any improvements thereto, and all heating and air conditioning equipment and all plumbing, electrical and other mechanical facilities which are part of or service the Property are, to the knowledge of Landlord, in good operating condition and repair and do not require any material repairs other than routine maintenance. Landlord shall have no responsibility or liability for loss or damage to fixtures, facilities or equipment owned by Tenant and abandoned thereon at the expiration of the Lease.

6.02 Access to Property.
     ------------------

     (a) The Tenant agrees to permit the Landlord, its employees and authorized representatives of the Landlord, to enter the Property at all times during usual business hours for the purpose of inspecting and making any necessary repairs to the Property and performing any work therein that may be necessary to comply with any laws, ordinances, rules, regulations or requirements of any public authority or of the Board of Fire Underwriters or any similar body or that the Landlord may deem necessary to prevent waste or deterioration in connection with the Property.

     (b) Nothing herein shall imply any duty upon the part of the Landlord to do any such work which, under any provision of this Lease, the Tenant may be required to perform and the performance thereof by the Landlord shall not constitute a waiver of the Tenant's default in failing to perform the same. All such repairs shall be conducted with a minimum of interference to Tenant and its business.

     (c) Provided Landlord diligently prosecutes the work, the Landlord may, during the progress of any work in the Property, keep and store upon the Property all necessary materials, tools and equipment. Except for damage caused by the negligence of Landlord or its employees or agents, Landlord shall not be liable for inconvenience, annoyance, disturbance, loss of business, or other damage of the Tenant by reason of making repairs or the performance of any work in the Property, or on account of bringing materials, supplies and equipment into or through the Property during the course thereof and the obligations of the Tenant under this Lease shall not thereby be affected in any manner whatsoever. Landlord shall at all times comply with all reasonable security regulations of Tenant and shall not unreasonably interfere with Tenant's use of the Property. In no event shall Landlord undertake any work in such a manner as would interrupt the production of product by Tenant without the prior approval of Tenant.

     (d) Landlord's right of access hereunder shall be in addition to Landlord's right of entry under Section ______.

6.02 Quiet Enjoyment. Landlord warrants that it has full right to execute and to
     ---------------
     perform this Lease and to grant the demised estate, and that Tenant, upon payment of the rents and other amounts due and the performance of all the terms, conditions, covenants and agreements on Tenant's part to be observed and performed under this Lease, may peaceably and quietly enjoy the Property for the business uses permitted hereunder, subject, nevertheless, to the terms and conditions of this Lease.

                                  ARTICLE VII

                                 Condemnation

7.01 Condemnation. In the event of any eminent domain or condemnation proceeding
     ------------
     or private sale in lieu thereof in respect to the Property during the Initial Term or any Renewal Term, the following provisions shall apply:
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                                      -11-

     (a) Condemnation of Entire Property. If the whole of the Property shall be acquired or condemned by eminent domain for any public or quasi-public use or purpose ("Condemnation"), then the Lease Term shall cease and terminate as of the date possession shall be taken and all rent reserved under the Lease shall be apportioned to the date of such taking and shall be paid up to that date.

     (b) Condemnation of Portion of Building.

         (1) If any part constituting less than the whole of the Building shall be Condemned, Tenant shall reasonably determine, within sixty (60) days after the date of such Condemnation, whether the Condemnation materially affects the Property so as to render the Property unsuitable for the business of the Tenant;

         (2) If Tenant shall determine that the Property has been rendered unsuitable for the operation of its business and Landlord does not agree with such determination, written notice of dispute shall be given within fifteen (15) days and the dispute shall be determined by arbitration under Article XIV;

         (3) If it is determined either by Tenant (and uncontested by Landlord) or by arbitration that the Property can no longer feasibly be used by Tenant, Tenant may terminate this Lease on at least ten (10) days notice but not more than sixty (60) days notice from the date of such determination. Tenant shall remove all of Tenant's property from the Property prior to the effective date of any such termination of the Lease and rent shall be apportioned and paid to the effective date of such termination.

         (4) In the event of a partial Condemnation of the Building, which shall not materially affect the Property so as to render the Property unsuitable for the business of the Tenant. the Lease shall continue in full force and effect.

7.02 Condemnation Award
     ------------------

     (a)  Condemnation Award. In the event of any Condemnation, whether whole or
          ------------------
          partial, the Tenant shall not be entitled to any part of the award paid for such Condemnation and Landlord is to receive the full amount of such award, the Tenant hereby expressly waiving any right or claim to any part thereof.

     (b)  Tenant's Damages. Although all damages in the event of any
          ----------------
          Condemnation shall belong to the Landlord whether such damages are awarded as compensation for diminution in value of the leasehold or to the fee of the Property, Tenant shall
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                                      -12-

          have the right to claim and recover from the condemnation authority, but not from Landlord, such compensation as may be separately awarded or recoverable by Tenant in Tenant's own right on account of any and all damage to Tenant's business by reason of the Condemnation and for or on account of any cost or loss to which Tenant might be put in removing Tenant's merchandise, furniture, fixtures, leasehold improvements and equipment.

7.03 Temporary Condemnation. In the event of a Condemnation, in whole or part,
     ----------------------
     of the Property for a temporary use or occupancy for a period of less than six months, the Term of the Lease shall not be reduced or affected in any way, provided that, Tenant shall not be obligated to pay gross rent for that portion of the Property which Tenant is unable to use, and, except only to the extent that the Tenant is prevented from doing so by the order of the condemning authority, Tenant shall continue to perform and observe all of the other covenants, agreements, terms and provisions of this Lease as though such temporary taking had not occurred. Any temporary taking of at least fifty percent of the Property lasting in excess of six months shall give Tenant the right to terminate the Lease upon thirty days written notice. In such event, Tenant shall pay rent through the effective date of such termination of the Lease unless Tenant is required to vacate prior to such effective date in which case rent shall be apportioned and paid through the date of vacation.

                                 ARTICLE VIII

                             Damage or Destruction

8.01 Damage or Destruction. In the event of any damage or destruction to the
     ---------------------
     Property by fire or other cause during the term hereof, the following provisions shall apply:

     (a) If the Building is damaged by fire or any other cause which is not to be insured against by Landlord pursuant to Section 10.01, to such extent that the cost of restoration, as reasonably estimated by Landlord, will equal or exceed thirty percent (30%) of the replacement value of the Building (exclusive of foundations) just prior to the occurrence of the damage, then Landlord may, no later than the sixtieth (60th) day following the damage, give Tenant written notice of Landlord's election to terminate this Lease.

     (b) If the cost of restoration as reasonably estimated by Landlord will equal or exceed fifty percent (50%) of said replacement value of the Building and if the Property are not suitable as a result of said damage for the purposes for which they are used hereunder, in the reasonable opinion of Tenant, then Tenant may, no later than the sixtieth (60th) day following the damage, give Landlord a written notice of election to terminate this Lease.

     (c) If the cost of restoration as estimated by Landlord shall amount to less than thirty percent (30%) of said replacement value of the Building, or if, despite the cost, Landlord does not elect to terminate this Lease, Landlord shall restore the Building and the Property with reasonable promptness, subject to delays beyond Landlord's control and reasonable delays in the making of insurance adjustments by Landlord; and Tenant shall have no right to terminate this Lease except as otherwise provided in this Section 9.01. Landlord shall not be responsible for restoring or repairing leasehold improvements of the Tenant.

     (d) Notwithstanding any other provision of this Section 9.01, in the event that, as a result of any damage or destruction to the Property, Tenant is unable to conduct its business from the Property for a period of more than ninety days, Tenant may elect to terminate this Lease. Tenant shall be required to provide Landlord with thirty days written notice of exercise of such election hereunder.

     (e) In the event of any election to terminate, this Lease shall be deemed to terminate on the date of the damage and all rentals shall be paid up to that date, provided that, in the event of an election by Tenant under Section 9.01(d), if the destruction was wholly or partially caused by the negligence or breach of the terms of this Lease by Tenant, its employees, contractors or licensees, then rent shall be paid through the effective date of the notice of election by Tenant. Tenant shall have no claim against Landlord for the value of any unexpired term of this Lease.

     (f) any case where damage to the Building shall materially affect the Property so as to render them unsuitable in whole or in part for the purposes for which they are demised hereunder, then, unless such destruction was wholly or partially caused by the negligence or breach of the terms of this Lease by Tenant, its employees, contractors or licensees, a portion of the rent in an amount based upon the extent to which the Property are rendered unsuitable shall be abated until repaired or restored. If the destruction or damage was wholly or partially caused by the negligence or breach of the terms of this Lease by Tenant as aforesaid and if Landlord shall elect to rebuild, the rent shall not abate and the Tenant shall remain liable for the same. However, should Landlord receive rent through insurance, then, notwithstanding the foregoing, Tenant's rent shall abate or be refunded, to the extent of insurance proceeds received by Landlord.

                                  ARTICLE IX

                                   Insurance

9.01 Landlord's Insurance. Landlord shall at all times during the term of this
     --------------------
     Lease, at its
     expense, maintain a policy or policies of insurance with premiums paid in advance, issued by an insuring company licensed to do business in the State of Mississippi, insuring the Building against loss or damage by fire, explosion or other insurable hazards and contingencies for the full replacement value and insuring Landlord against loss of rents on account of such perils for a period of six (6) months, provided that Landlord shall not be obligated to insure any furniture, equipment, machinery, goods or supplies not covered by this Lease which Tenant may bring upon the Property or any additional improvements which Tenant may construct or install on the Property. Such policy or policies shall provide that thirty (30) days written notice must be given to Tenant prior to the cancellation thereof. Landlord shall furnish evidence satisfactory to Tenant upon the Commencement Date that such coverage is in full force and effect.

9.02 Tenant's Insurance. Tenant agrees to purchase, in advance, and to carry in
     ------------------
     full force and effect for the duration of the Lease Term, the following insurance:

     (1) "All risk" property insurance covering the full replacement value of all of Tenant's leasehold improvements, trade fixtures, inventory and personal property within the Property.

     (2) Comprehensive general public liability insurance covering all acts of Tenant, its employees, agents, representatives and guests on or about the Property, containing a contractual liability endorsement, in a combined single limit amount of not less than One Million Dollars ($1,000,000) and written on an "occurrence" basis.

     (3) a policy or policies of public liability insurance with respect to the Property and the business of Tenant, on terms and with companies approved in writing by Landlord in which both Tenant and Landlord shall be covered by being named as insured parties under reasonable limits of liability not less than: One Million Dollars ($1,000,000) for injury or death to any one person; Three Million Dollars ($3,000,000) for injury or death to more than one person; and Five Hundred Thousand Dollars ($500,000) with respect to damage to property. Such policy or policies shall provide that thirty (30) days written notice must be given to Landlord prior to cancellation thereof. Tenant shall furnish evidence satisfactory to Landlord at the time this Lease is executed that such coverage is in full force and effect.

     (4) a policy of "business interruption" insurance in an amount reasonably sufficient determined on the basis of Tenant's business activities.

9.03 Tenant Changes Affecting Insurance. In the event that the use of the
     ----------------------------------
     Property by Tenant increases the premium rate for insurance carried by Landlord or on the improvements of which the Property are a part, Tenant shall pay Landlord, upon demand, the amount of such premium increase. If Tenant installs any electrical equipment that overloads the power lines to the Building or its wiring, Tenant shall, at its own expense, make whatever changes are necessary to comply with the requirements of the insurance underwriter, insurance rating bureau and governmental authorities having jurisdiction.

9.04  Waiver of Claims and Subrogation. Notwithstanding any other provision in
      --------------------------------
      this Lease to the contrary, Landlord and Tenant hereby release one another from any and all liability or responsibility (to the other or anyone claiming through or under them by way of subrogation or otherwise) for any loss or damage covered by casualty insurance or coverable by the insurance required by this Article X, even if such loss or damage shall have been caused by the fault or negligence of the other party, or anyone for whom such party may be responsible.

                                   ARTICLE X

                           Exculpation and Indemnity

10.01 Non-Liability. Landlord shall not be liable for any damage to property of
      -------------
      Tenant or of others located on the Property, nor for the loss of or damage to any property of Tenant or of others by theft or otherwise, unless caused by negligence of Landlord, its employees or agents. Landlord shall not be liable for any injury or damage to persons or property resulting from fire, explosion, failing plaster, steam, gas, electricity, water, rain or snow or leaks from any part of the Property or from the pipes, appliances, or plumbing works or from the roof, street or subsurface or from any other place or by dampness or by any other cause of whatsoever nature, other than the negligence of Landlord, or its agents or employees, or the breach by Landlord of its obligations hereunder, or the intentional acts or misconduct of Landlord. Landlord shall not be liable for any damage caused by the public, other tenants or persons in the Building, or occupants of adjacent property or the Building or caused by operations in construction of any private, public or quasi-public work. Landlord shall not be liable for any latent defect in the Property. All property of Tenant kept or stored on the Property shall be so kept or stored at the risk of Tenant only and Tenant shall hold Landlord harmless from any claims arising out of damage to the same, including subrogation claims by Tenant's insurance carrier.

10.02 Indemnity by Tenant. Except as otherwise provided in Section 4.09, unless
      -------------------
      the liability is caused by the negligence of Landlord, its agents or employees, or a breach by Landlord of its obligations hereunder, Tenant shall indemnify, defiend and hold harmless Landlord, its officers, directors, contractors, agents and employees from any and all liability, claims, suits, demands, damages, judgments, costs, fines, penalties, interest and expenses (including, but not limited to, attorneys fees and disbursements incurred in any proceeding) which may be imposed upon or incurred or paid by or asserted against the Landlord, the Property, or any interest therein by reason of or in connection with any of the following occurring during the Term of this Lease:

      (a) any accident, injury, death or damage to any person or property in or upon the Property and the Property, including the person and property of Tenant and its employees and all persons in the Building at its or their invitation or sufferance; or

      (b) any negligent or tortious act on the part of Tenant or any of its agents, contractors, servants, employees, licensees or invitees; or

      (c) the use, non-use, possession, occupation, condition, operation, maintenance or management of the Property; or

      (d) any failure on the part of Tenant to perform or comply with any of the covenants, agreement, terms, provisions, conditions or limitation contained in this Lease on its part to be performed or complied with.

Tenant's obligation of indemnity hereunder shall be in addition to Tenant's indemnification obligation with respect to environmental matters as set forth in
Article IV of this Lease.

                                  ARTICLE XI

                               Default of Tenant

11.01 Events of Default. Each of the following events shall constitute a
      -----------------
      default:

      (a) failure of Tenant to pay any rental due hereunder within ten (10) days after the same shall be due; or

      (b) any failure to perform any other of the terms, conditions or covenants of this Lease to be observed or performed by Tenant for more than thirty (30) days after written notice of such failure has been given to Tenant or such longer time after written notice as is reasonably required to cure the default with due diligence; or

      (c) Tenant or any agent of Tenant shall become bankrupt or insolvent, or file any debtor proceedings or any person shall take or have against Tenant in any court pursuant to any statute either of the United States or of any state a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee of all or a portion of Tenants property and the proceedings are not released within sixty (60) days; or

      (d) if Tenant makes an assignment for the benefit of creditors.

11.02  Remedies. Upon the occurrence of a default as defined in Section 11.01,
       --------
       Landlord, may, in addition to other rights or remedies it may have, elect either:

       (a) to cancel and terminate this Lease, and this Lease shall not be treated as an asset of Tenant's bankruptcy estate, and such termination will not release Tenant from liability for all amounts as provided in Section 12.04; or

       (b) to terminate Tenant's right to possession only without canceling, terminating or releasing Tenants continued liability as set forth in
            Section 11.03.

Notwithstanding the fact that initially Landlord elects under Section 11.02(b) to terminate Tenant's right to possession only, Landlord shall have the continuing right to cancel and terminate this Lease by giving three (3) days written notice to Tenant of such further election, and shall have the right to pursue any remedy at law or in equity that may be available to Landlord.

11.03  Landlord Rights on Termination of Possession. Upon the occurrence of an
       --------------------------------------------
       Event of Default and in the event of an election to terminate Tenant's right to possession only:

       (a) Landlord shall have the immediate right of re-entry and may, at its option, remove all persons and property from the Property and such property may be removed and stored in a public warehouse or elsewhere at the cost of, and for the account of the Tenant, all without service of notice to resort to legal process and without being guilty of trespass, or becoming liable for any loss or damage which may be occasioned thereby.

       (b) Should Landlord elect to re-enter the Property, as herein provided, or should it take possession of the Property pursuant to legal proceedings or pursuant to any notice provided for by law, it may from time to time, without terminating this Lease:

            (1) make such alterations and repairs as may be necessary in order to relet the Property: and

            (2) relet the Property or any part thereof for such term or terms (which may be for a term extending beyond the Lease term) and at such rental or rentals and upon such other terms and conditions as Landlord in its sole discretion may deem advisable; provided that, in no event and under no circumstances shall Landlord be obligated or required to relet the Property.

       (c) Upon each subletting all rentals received by the Landlord from such reletting shall be applied first to the payment of any indebtedness other than rent due hereunder from Tenant to Landlord; second, to the payment of any costs and expenses of such reletting, including brokerage fees and attomey's fees and of costs of such alterations and repairs; third, to the payment of residue and unpaid rent hereunder and the rent due, if any, shall be held by Landlord and applied in payment of future rent as the same may become due and payable hereunder until termination of the Lease term, at which time any residue shall be paid to Tenant. If such rentals received from such reletting during any month are less than that to be paid during any month by Tenant hereunder, Tenant, upon demand, shall pay any such deficiency to Landlord.

       (d) No such re-entry or taking possession of the Property by Landlord shall be construed as an election on its part to terminate this Lease unless a written notice of such intention be given to Tenant or unless the termination thereof be decreed by a court of competent jurisdiction.

       (e) Whether or not Landlord re-enters the Property, upon the election by Landlord to terminate Tenant's right to possession, Tenant shall be liable to Landlord as follows:

            (1) for all attorneys fees incurred by Landlord by reason of Tenant's default or in connection with exercising any remedy hereunder;

            (2) for the unpaid installments of Base Rent or other unpaid sums which were due prior to such termination of right to possession, including interest, which sums shall be payable immediately;

            (3) for the installments of Base Rent or other sums failing due pursuant to the provisions of this Lease for the periods after termination of Tenant's right to possession during which the Property remain vacant, including interest, which sums shall be payable as they become due hereunder.

11.04  Termination of Lease. Upon the occurrence of an Event of Default and
       --------------------
       notwithstanding Landlord's initial election to terminate Tenant's right to possession only, and notwithstanding any reletting without termination, Landlord, at any time thereafter, may elect to terminate this Lease, and to recover from Tenant, and Tenant agrees to pay, in lieu of the amounts which would thereafter be payable pursuant to Section 11.03, but not in lieu of any amounts accruing prior thereto, as damages for loss of the bargain and not as a penalty, the following amounts:

       (a) the worth at the time of such termination, of the excess, if any, of the amount of rent and charges equivalent to rent reserved in this Lease for the remainder of the stated term over the then reasonable rental value of the Property for the remainder of the stated term, all of which amounts shall be immediately due and payable from Tenant to Landlord;


       (b) all expenses incurred by Landlord as a result of Tenant's default, including, without limitation, leasing commissions, attorneys fees, all expenses of alteration, repairs and redecorating;

       (c) all other incidental and consequential damages incurred or suffered by Landlord directly or indirectly as a result of Tenant's default.

11.05  Landlord's Option to Cure. Landlord may, at its option, instead of
       -------------------------
       exercising any of the rights or remedies available to it in this Lease or otherwise by law, statute or equity, upon ten (10) days prior written notice to Tenant, unless such delay may result in injury to person or property, and in such case, upon such notice as is practicable, spend such money as is reasonably necessary to cure any default of Tenant herein and the amount so spent, and costs incurred, including attorney's fees in curing such default, shall be paid by Tenant, as additional rent, upon demand.


11.06  Waiver of Demand for Possession. Tenant also waives any demand for
       -------------------------------
       possession of the Property and any demand for payment of rent and notice of intent to re-enter the Property, or of intent to terminate this Lease, other than the notices above provided in this Article, and waives any and every other notice or demand prescribed by any applicable statutes or laws.

11.07  Remedies Cumulative. No remedy herein or elsewhere in this Lease or
       -------------------
       otherwise by law, statute, or equity conferred upon or reserved to Landlord or Tenant shall be exclusive of any other remedy, but shall be cumulative, and may be exercised from time to time and as often as the occasion may arise.

                                 ARTICLE XII

                             Assignment/Subletting

12.01  Assignment or Subletting. Tenant agrees not to transfer or assign this
       ------------------------
       Lease or sublet said Property, or any part thereof, whether by voluntary act, operation of law, or otherwise, without obtaining the prior consent of Landlord in each instance. Notwithstanding the foregoing, Tenant may, without the consent of Landlord, assign its rights and obligations hereunder to any corporation or entity with which or into which Tenant may merge or consolidate. Tenant shall seek any required consent of Landlord by a written request therefore, setting forth such information as Landlord may reasonably deem necessary. Consent by Landlord to any assignment of this Lease or to any subletting of the Property shall not be a waiver of Landlord's right under this paragraph as to any subsequent assignment or subletting. Landlord's rights to assign this Lease are and shall remain unqualified. No such assignment or subleasing shall relieve the Tenant from any of Tenant's obligations contained in this Lease, nor shall any assignment of this Lease be effective unless the assignee, subtenant or transferee shall at the time of such assignment, sublease or transfer, assume in writing for the benefit of Landlord, its successors or assigns, all of the terms, covenants and conditions of this Lease thereafter to be performed by Tenant and shall agree in writing to be bound thereby.

12.02  Attornment. In the event of a sale or assignment of Landlord's interest
       ----------
       in the Property, the Building or this Lease, or if the Property come into custody or possession of a mortgagee or any other party whether because of a mortgage foreclosure, or otherwise, Tenant shall attorn to such assignee or other party and recognize such party as Landlord hereunder; provided, however, Tenant's peaceable possession will not be disturbed so long as Tenant faithfully performs its obligations under this Lease. Tenant shall execute, on demand, any attornment agreement required by any such party to be executed, containing such provisions and such other provisions as such party may reasonably require.

12.03  Subordination. At the request of any mortgagee or ground Landlord, this
       -------------
       Lease will be subject to any mortgage or ground lease which may now or hereafter encumber the Property, and Tenant will execute, acknowledge and deliver to the Landlord any document requested by Landlord to evidence the subordination. Tenants obligation of subordination hereunder shall be conditioned on acknowledgment by any applicable party of Tenant's right of possession and quiet enjoyment of the Property so long as Tenant is not in default under any of the provisions of this Lease.

                                ARTICLE XIII

                Surrender of Property, Ownership of Improvement

13.01  Surrender. Upon the expiration or within thirty (30) days following any
       ---------
       other termination of this Lease, Tenant shall peaceably quit and surrender the Property broom-clean in good order, condition and repair, reasonable wear and tear and casualty damage excepted. On or before the expiration or within thirty (30) days following any other termination of this Lease, Tenant shall, at its expense, remove all trade fixtures, all alterations, additions and improvements belonging to Tenant, all personal property, all equipment and all signs from the Property and any property not so removed shall be deemed to have been abandoned. Any damage caused in the removal of such items shall be repaired by Tenant at its expense. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of the Lease Term.

       Notwithstanding the foregoing, in the event that any item of equipment which was located in the Building as of the commencement date of this Lease is difficult to remove without causing some damage to the Building, Landlord and Tenant shall mutually agree on the method of removal and allocation of any cost incurred in connection with the removal and/or repair of any damage so caused.

13.02  Title to Property.
       -----------------

       (a)  Landlord. Title to the Building and all alterations, additions,
            --------
            improvements and fixtures installed by Landlord at its expense or which cannot be removed without structural injury to the Property and all floor covering shall remain upon and be surrendered with the Property as a part thereof, without disturbance, molestation or injury (other than reasonable wear and tear and casualty damage), and without charge, at the expiration or termination of this Lease.

       (b)  Tenant. Tenant shall retain title to any and all equipment,
            ------
            machinery, fixtures and other personal property installed or used in the Building.

13.03  Delay in Surrender. If the Property are not surrendered on the Expiration
       ------------------
       Date or within thirty (30) days following termination thereof upon a day other than the Expiration Date, Tenant shall indemnify Landlord against loss or liability, claims, without limitation, made by any succeeding Tenant founded on such delay. Tenant shall promptly surrender all keys for the Property to Landlord at the place then fixed for payment of rent and shall inform Landlord of combinations of any locks and safes on the Property.

13.04  Holding Over. In the event Tenant remains in possession of the Property
       ------------
       after the expiration of this Lease and without the execution of a new Lease and Landlord accepts payment of rent, it shall be deemed to be occupying said Property as a Tenant from month-to-month, subject to all the conditions, provisions and obligations of this Lease insofar as the same can be applicable to a month-to-month tenancy, provided, however, that the Base Rent required to be paid by Tenant during any holdover period shall be in an amount equal to 200% of the then current Base Rent.

                                  ARTICLE XIV

                                  Arbitration

14.01  Dispute Resolution. Whenever in this Lease it is provided that a dispute
       ------------------
       shall be determined in arbitration, the arbitration shall be conducted as provided in this Article.

14.02  Procedure.
       ---------

       (a) The party desiring arbitration shall give written notice to that effect to the other, specifying the dispute to be arbitrated and the name and address of the person designated to act as the arbitrator on its behalf. Each party may appoint as its arbitrator its own attorney, accountant, employee or officer or any individual permitted or authorized to act as such an arbitrator under the rules of the American Arbitration Association.

       (b) Within ten (10) days after said notice is given, the other party shall give written notice to the first party, specifying the name and address of the person designated to act as arbitrator on its behalf.

       (c) If the second party fails to notify the first party of the appointment of its arbitrator by the time above specified, then a joint arbitrator shall be appointed in accordance with the provisions of clause (e) of this Section 14.02.

       (d) The respective arbitrators so chosen shall meet within ten (10) days after the second arbitrator is appointed and within thirty (30) days thereafter shall decide the dispute. If within said period then cannot agree upon their decision, they shall appoint a third arbitrator, and if they cannot agree upon said appointment, the third arbitrator shall be appointed in accordance with the provisions of clause (e) of this Section 15.02.

       (e) If required, a joint arbitrator or a third arbitrator shall be appointed upon the application of either party, by the American Arbitration Association in the City of Minneapolis, Minnesota; In the event a joint arbitrator is required, the party failing to select and notify the other party of its designated arbitrator in a timely manner shall bear the cost of the joint arbitration. In any other case, the parties shall share the cost of the arbitrating equally.

       (f) The joint arbitrator or the three arbitrators as the case may be, shall meet and decide the dispute by written decision. In the latter case, if two of the arbitrators shall be unable to concur, the parties shall appoint new arbitrators and a new arbitration shall be conducted;

       (g) A decision of the joint arbitrator or in which two of the three arbitrators concur shall be binding and conclusive upon the parties;

       (h) In appointing arbitrators and in deciding the dispute, the arbitrators shall act in accordance with the rules then in force of the American Arbitration Association, subject, however, to such limitations as may be placed upon them by the provisions of this Lease.

14.03  Determination Binding. Any determination rendered in accordance with the
       ---------------------
       provisions of this Article shall be controlling and decisive of any dispute thereafter arising under this Lease if, and to the extent that, the same issues of fact and law are involved, and judgment upon the determination may be entered in any court having jurisdiction thereof.

14.04  Rent Pending Arbitration. Pending the determination of the arbitrators,
       ------------------------
       Tenant shall pay the Base Rent and other payments provided for in this Lease whether or not Tenants obligation to make such payments or the amount thereof are the subject of the pending arbitration.

14.05  Arbitration Obligation. The obligation of Landlord and Tenant to submit a
       ----------------------
       dispute to arbitration is limited to disputes arising under those Articles of this Lease which specifically provide for arbitration.

                                  ARTICLE XV

                                 Miscellaneous

15.01  Consents by Landlord. Whenever provision is made under this Lease for
       --------------------
       Tenant securing the consent or approval by Landlord, such consent or approval shall only be in writing, and shall not be unreasonably withheld or delayed.

15.02  Recording. Tenant shall not record this Lease without the written consent
       ---------
       of Landlord. Tenant and Landlord shall join in the execution of a Memorandum Lease for the purposes of recordation in the form attached hereto as Exhibit Said Memorandum lease shall not be construed to limit Landlord's right to file this Lease.

15.03  Overdue Payments. All monies due under this Lease from Tenant to Landlord
       ----------------
       shall be due on demand, unless otherwise specified, and if not paid within five (5) days following written notice shall bear interest from the original due date computed at an annual rate equal to the reference rate or prime rate quoted by the Wall Street Journal, adjusted weekly as of the first business day of each week with respect to which interest is being computed, plus one and one-half percent (1 1/2%), until paid.

15.04  Intent of Parties. Except as otherwise provided herein, the parties
       -----------------
       covenant and agree that if a party, within any grace period allowed herein, shall at any time fail to pay any cost or expense, or fail to take out, pay for, maintain or deliver any of the insurance policies above required, or fail to make any other payment or perform any other act on its part to be made or performed as in this Lease provided, then the other party may, after ten (10) days prior written notice, unless such delay may result in injury to person or property, and then upon such notice as is practicable, but shall not be obligated to, and without waiving or releasing the other party from any obligations on its part to be performed under this Lease, pay any such cost or expense, effect any such insurance coverage and pay premiums therefore and may make such payment or perform such act to be made and performed as in this Lease provided, in such manner and to such extent as the curing party may deem desirable, and in exercising any such right, to also pay all necessary and incidental costs and expenses, employ counsel and incur and pay reasonable attorney's fees. All sums so paid by the curing party and all necessary and incidental costs and expenses in connection with the performance of any such act by the curing party, together with interest thereon computed at an annual rate equal to the reference rate or prime rate quoted by the Wall Street Journal, adjusted weekly as of the first business day of each week with respect to which interest is being computed until paid plus one and one-half percent (1 1/2%) from the date of making of such expenditure, shall be deemed Additional Rent hereunder, and shall be payable to the curing party on demand. The defaulting party covenants to pay any such sum or sums with interest as aforesaid and, in the event of a cure by Landlord, the Landlord shall have the same rights and remedies in the event of the non-payment thereof by Tenant as in the case of default by Tenant in the payment of the Base Rent payable under this Lease.

15.05  No Implied Waiver. No waiver of any default of a party hereunder shall be
       -----------------
       implied from any omission by the other party to take any action on account of such default if such default persists or is repeated, and no express waiver shall affect any default other than the default specified in the express waiver and that only for the time and to the extent therein stated. One or more waivers shall not be construed as a waiver of a subsequent breach of the same covenant, term or condition. The consent to or approval of any act requiring consent or approval shall not waive or render unnecessary the consent to or approval of any subsequent similar act.

15.06  No Deemed Eviction. No action required or permitted to be taken by or on
       ------------------
       behalf of Landlord under the terms or provisions of this Lease shall be deemed to constitute an eviction or disturbance of Tenant's possession of the Property.

15.07  Landlord Right of Entry. Landlord, shall, provided it shall have given
       -----------------------
       Tenant notice hereof and is accompanied by a representative of Tenant, have the right to enter upon the Property, or any part thereof, for the purpose of ascertaining their condition, exhibiting them for the purpose of sale or lease or determining whether Tenant is observing and performing the obligations assumed by it under this Lease, all without hindrance or molestation from Tenant. Landlord's right of entry shall be exercisable at reasonable times, at reasonable hours, on reasonable notice, and in a reasonable manner which does not unreasonably interfere with Tenant's operations or disclose Tenants trade secrets, and always in compliance with and in accordance with Tenant's security requirements and clearances and Governmental security requirements and clearances. Nothing contained herein, however, shall impose or imply any duty on the part of Landlord to make any such repairs or perform any such work. Any confidential information obtained by Landlord with respect to Tenant's business operation shall be kept confidential by Landlord.

                                  ARTICLE XVI

                              General Provisions

16.01  Severability. If any term, covenant or condition of this Lease or the
       ------------
       application thereof to any person or circumstance shall, to any extent, by invalid or unenforceable, the remainder of this Lease, or the application of such term, covenant or condition to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term, covenant or condition of this Lease shall be valid and be enforced to the fullest extent permitted by law.

16.02  Entire Agreement. This Lease (including the Exhibits hereto) constitutes
       ----------------
       the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations between the parties with respect to the subject matter hereof.

16.03  Governing Law. This Lease is governed by and is to be construed and
       -------------
       interpreted in accordance with the laws of the State of Mississippi, without giving effect to the conflict of law principles thereof.

16.04  Modifications or Amendments. No subsequent alteration, amendment, change
       ---------------------------
       or addition to this Lease shall be binding upon Landlord or Tenant unless reduced to writing and executed in the same form and manner in which this Lease is executed.

16.05  Captions. The captions are inserted only as a matter of convenience and
       --------
       for reference, and in no way define, limit or describe the scope of this Lease nor the intent or any provision thereof.

16.06  Notices. All notices given pursuant to this Lease shall be in writing and
       -------
       be personally delivered or mailed with postage prepaid, by registered or certified mail, return receipt requested, to the address set forth below or such other address as party may from time to time specify in writing to the other party. If so mailed and also sent by telegram or facsimile machine, the notice will conclusively be deemed to have been received on the business day next occurring 24 hours after the latest to occur of such mailing and telegraphic or facsimile communication; otherwise, no notice shall be deemed given until it actually arrives at the address in question. The addresses to which notice are initially to be sent are as follows:

       (a)  If to Landlord:

            Potter Production Corporation
            Suite 2394570 W. 77th Street
            Edina, MN 55435
            Facsimile No: (612) 831-9226(b)

       (b)  If to Tenant:

            John P. Freeman
            Vice President and Chief Financial Officer
            Spectrum Controls Inc.
            6000 West Ridge Road
            Erie, PA 16506

16.07  Successors and Assigns. The terms, covenants and conditions hereof shall
       ----------------------
       be binding upon and inure to the permitted successors and assigns of the parties hereto.

IN WITNESS WHEREOF, Landlord and Tenant have caused these presents to be executed in form and manner sufficient to bind them at law, as of the day and year first above written.


LANDLORD:                                    TENANT:

POTTER PRODUCTION CORPORATION                SPECTRUM CONTROL, INC.

   /s/ Chief Executive Officer                   /s/ John P. Freeman
By _________________________________         By ________________________________

Its ________________________________         Its _______________________________